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EXHIBIT 99.1 REGULATION FD DISCLOSURE


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         I, Victor Gura, M.D., Chief Executive Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                               NATIONAL QUALITY CARE, INC.


Dated: November 12, 2002                       By: /s/ Victor Gura, M.D.
                                                   ----------------------------
                                                   Victor Gura, M.D.
                                                   Chief Executive Officer




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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         I, Victor Gura, M.D., Chief Financial Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                NATIONAL QUALITY CARE, INC.


Dated: November 12, 2002                        By: /s/ Victor Gura, M.D
                                                    --------------------------
                                                    Victor Gura, M.D.
                                                    Chief Financial Officer